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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-92415

                               FIXED INCOME SHARES

      SUPPLEMENT DATED JUNE 19, 2002 TO THE PROSPECTUS DATED MARCH 1, 2002

     Effective immediately, the captions "Average Portfolio Duration: 0--8 years" under "Principal Investments and Strategies" on page 3 for FISH: Series C and page 5 for FISH: Series M are hereby deleted.

     In addition, the first sentence in the fifth paragraph under "Principal Investment Strategies" on page 3 for FISH: Series C and the first sentence in the second paragraph under "Principal Investment Strategies" on page 5 for FISH:
Series M are each hereby deleted and replaced in their entirety with the following:

     "The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on the adviser's or sub-adviser's forecast for interest rates."


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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